Movements in Equity	12 Months Ended
Jun. 30, 2025
Disclosure of share capital, reserves and other equity interest [Abstract]
Movements in Equity	Movements in Equity
Share capital, capital redemption reserve, retained earnings and treasury shares
During the reporting period, the Company repurchased 4,836,738 class A ordinary shares at a total cost of £64.9 million, out of which 3,310,791 were cancelled during the reporting period at a total cost of £46.9 million and the remaining 1,525,947 are classified as treasury shares upon repurchase as at 30 June 2025.
The share repurchases resulted in a decrease in share capital of £0.1 million and a corresponding increase in capital redemption reserve of the same amount, a decrease in retained earnings of £46.9 million and an increase in treasury shares of £18.0 million. The treasury shares balance at period end represents own equity instruments repurchased but not yet cancelled. The cost of repurchased equity instruments was £64.9 million and the cost of the cancelled ones was £46.9 million.
Other reserves
The impact of the net investment hedge on other reserves was £0.2 million.
£40.2 million was recognised as exchange difference losses from translating foreign operations during the reporting period, mainly driven by translation of USD and Indian Rupee operations into Pounds sterling.